SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) AUGUST 20, 1999



                           INTERLEUKIN GENETICS, INC.
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             (Exact name of registrant as specified in its charter)


                                      TEXAS
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                 (State or Other Jurisdiction of Incorporation)


                    0-23413                               94-3123681
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           (Commission File Number)            (IRS Employer Identification No.)

100 N.E. LOOP 410, SUITE 820, SAN ANTONIO, TEXAS            78216
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   (Address of Principal Executive Offices)               (Zip Code)

                                 (210) 349-6400
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              (Registrant's Telephone Number, Including Area Code)


                         MEDICAL SCIENCE SYSTEMS, INC.
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  OTHER EVENTS.

      The Company held its Annual Meeting of Shareholders on August 20, 1999. At the Annual Meeting, the shareholders ratified the private placement of Series A Preferred Stock ("Series A Preferred") completed by the Company in June 1999 and approved amendments to the Articles of Incorporation changing the name of the Company to Interleukin Genetics, Inc. and increasing the number of authorized shares of Common Stock from 10,000,000 to 50,000,000. Pursuant to the Statement Establishing the Relative Rights and Preferences of Preferred Stock for the Series A Preferred, all of the 2,200,000 outstanding shares of Series A Preferred Stock were automatically converted into 11,000,000 shares of Common Stock following such shareholder approval. The Company currently has 16,558,835 shares of Common Stock issued and outstanding, and no shares of preferred stock issued and outstanding.

      Exhibit 99.1 hereto is the Company's press release related to its Annual Meeting of Shareholders.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      EXHIBIT NUMBER    DESCRIPTION
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      Exhibit 99.1      The Company's Press Release dated August 20, 1999

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INTERLEUKIN GENETICS, INC.



                              By    /S/ U. SPENCER ALLEN
                                    U. Spencer Allen, Chief Financial Officer
                                    and Treasurer

DATE: August 20, 1999

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